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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2009
                                                         ---------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                    0-50358              34-1983738
         -------------                    -------              ----------
(State or other jurisdiction of          (Commission          (IRS Employer
        of incorporation)                File Number)        Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
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               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
              ---------------------------------------------

         (a) Clifton Savings Bancorp, Inc. (the "Company") was notified that the audit practice of Beard Miller Company LLP ("Beard Miller"), its independent registered public accounting firm, was combined with ParenteBeard LLC ("ParenteBeard") on October 1, 2009. As of that same date, Beard Miller resigned as the auditors of the Company and, with the approval of the Audit/Compliance Committee of the Company's Board of Directors, ParenteBeard was engaged as the Company's independent registered public accounting firm.

         The reports of Beard Miller regarding the Company's consolidated financial statements as and for the fiscal years ended March 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended March 31, 2009 and 2008, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard Miller would have caused it to make reference to such disagreement in its reports.

         Beard Miller has provided the Company with a copy of Beard Miller's letter addressed to the Securities and Exchange Commission stating that Beard Miller agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of Beard Miller's letter is filed as Exhibit
16.1 and incorporated in this Item 4.01(a) by reference.

         (b) During the Company's fiscal years ended March 31, 2009 and 2008 and subsequent interim period preceding the engagement of ParenteBeard, the Company did not consult with ParenteBeard regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and ParenteBeard did not provide any written report or oral advice that ParenteBeard concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with Beard Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
              ---------------------------------------

    16.1 Letter of Concurrence From Beard Miller Company LLP Regarding Change in Certifying Accountant



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CLIFTON SAVINGS BANCORP, INC.



Date: October 1, 2009      By: John A. Celentano, Jr.
                               -------------------------------------------------
                               John A. Celentano, Jr.
                               Chairman of the Board and Chief Executive Officer